SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549





                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





                                August 23, 1997
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)




                             CARDINAL HEALTH, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)






                OHIO                 0-12591              31-0958666
           (STATE OR OTHER         (COMMISSION           (IRS EMPLOYER
           JURISDICTION OF         FILE NUMBER)       IDENTIFICATION NO.)
           INCORPORATION)


                5555 GLENDON COURT, DUBLIN, OHIO             43016
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)       (ZIP CODE)



                                  (614) 717-5000
               (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)







         ITEM 5.   OTHER EVENTS

                   On August 24, 1997, Cardinal Health, Inc.
         ("Cardinal"), and Bergen Brunswig Corporation ("Bergen") announced that they have entered into an Agreement and Plan of Merger, dated as of August 23, 1997 (the "Merger Agreement"), pursuant to which Bruin Merger Corp., a newly formed wholly owned subsidiary of Cardinal, will be merged with and into Bergen (the "Merger"). Under the terms of the Merger Agreement, shareholders of Bergen will receive
         0.7750 of a Cardinal Common Share for each share of Bergen Common Stock they hold. The Merger is intended to be tax-free and to qualify as a pooling of interests for financial reporting purposes. Consummation of the transaction is subject to the satisfaction of certain conditions, including approvals by the shareholders of Bergen and Cardinal and receipt of certain regulatory approvals. The Merger Agreement is filed as Exhibit 99.1 hereto and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to such Exhibit.

                   In connection with the execution of the Merger Agreement, Bergen and Cardinal entered into a Stock Option Agreement, dated August 23, 1997, pursuant to which Bergen granted Cardinal an option, exercisable under certain circumstances specified in such agreement, to purchase up to 10,028,163 shares of Bergen Common Stock (approximately 19.9% of the outstanding shares of Bergen Common Stock, without giving effect to the exercise of the option), at a purchase price of $48.29 per share. The Stock Option Agreement is filed as Exhibit 99.2 hereto and is incorporated herein by reference. The foregoing description of the Stock Option Agreement is qualified in its entirety by reference to such Exhibit.

                   In connection with the execution of the Merger Agreement, Mr. Robert E. Martini, Chairman of Bergen, entered into a Support/Voting Agreement, dated August 23, 1997, with Cardinal, pursuant to which Mr. Martini agreed to take certain actions in connection with the proposed Merger, including voting the shares of Bergen Common Stock beneficially owned by him in favor of the Merger at any meeting of shareholders held to consider the Merger. Mr. Martini beneficially owns approximately 5.5% of the outstanding shares of Bergen Common Stock. The Support/Voting Agreement is filed as Exhibit 99.3 hereto and is incorporated herein by reference. The foregoing description of the Support/Voting Agreement is qualified in its entirety by reference to such Exhibit.








         Item 7.   Financial Statements, Pro Forma Financial
                   Information and Exhibits

                   (c)  Exhibits.

                   The following exhibits are filed as part of this report:


         99.1 Agreement and Plan of Merger, dated as of August 23, 1997, by and among Cardinal Health, Inc.,
                   Bergen Brunswig Corporation and Bruin Merger Corp.

         99.2 Stock Option Agreement, dated August 23, 1997, by and between Cardinal Health, Inc. and Bergen
                   Brunswig Corporation.

         99.3 Support/Voting Agreement, dated August 23, 1997, by and between Robert E. Martini and Cardinal Health, Inc.






































                                   SIGNATURE


                   Pursuant to the requirements of the Securities
         Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CARDINAL HEALTH, INC.


         Dated:  August 25, 1997       By:/s/ George H. Bennett, Jr.

                                          George H. Bennett, Jr.
                                          Executive Vice President,
                                            General Counsel and
                                            Secretary







                                 EXHIBIT INDEX

         Exhibit
         Number                   Description

         99.1 Agreement and Plan of Merger, dated as of August 23, 1997, by and among Cardinal Health, Inc.,
                   Bergen Brunswig Corporation and Bruin Merger Corp.

         99.2 Stock Option Agreement, dated August 23, 1997, by and between Cardinal Health, Inc. and Bergen
                   Brunswig Corporation.

         99.3 Support/Voting Agreement, dated August 23, 1997, by and between Robert E. Martini and Cardinal Health, Inc.